Q4 2017 Supplemental Financial Information November 9, 2017 Exhibit 99.2

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Strategic Direction A high-performing aerospace and defense company whose engaged employees deliver value through world-class products, services, and technologies. Profitable & Balanced Sales Growth Enterprise Excellence Leverage the Enterprise Employee Engagement Regulatory & Customer Compliance

Q4 2017 Financial Results Sales of $532 million, down 2.2% * YoY quarterly comparison impacted by timing as customers accelerated deliveries into the first half and lower Avionics & Controls revenue driven by program delays and the wind down of the T-6B program GAAP EPS of $1.22 (per diluted share) ** Adjusted EPS of $1.27 *** Book-to-bill: 1.1x Challenged operation within Advanced Materials segment impacted Q4 performance * Comparison is to fiscal Q4 2016 ** From Continuing Operations *** Excludes certain discrete items; see Page 1 regarding non-GAAP financial measures.

FY 2017 Financial Results Sales of $2.0 billion, up 0.5% * FY 2017 sales similar to FY 2016 level and experienced similar business segment contribution mix GAAP EPS of $4.15 (per diluted share) ** Adjusted EPS of $4.36 *** Free cash flow of $135.4 million *** 115% of net income * Comparison is to fiscal 2016 ** From Continuing Operations *** Excludes certain discrete items; see Page 1 regarding non-GAAP financial measures.

2017 Year-over-Year (YOY) Summary Dollars in millions, except EPS Q4 2017 Q4 2016 Change FY 2017 FY 2016 Change Sales $ 532 $ 544 ($ 12) $ 2,002 $ 1,993 $ 9 Gross Margin $ 175 $ 194 ($ 19) $ 665 $ 661 $ 4 - % of sales 32.9% 35.6% (2.7)% 33.2% 33.2% 0% Operating Earnings from Continuing Operations $ 58 $ 71 ($ 13) $ 195 $ 170 $ 25 - % of sales 11.0% 13.1% (2.1)% 9.7% 8.5% 1.2% Earnings from Continuing Operations $ 37 $ 52 ($ 15) $ 125 $ 117 $ 8 Earnings Per Diluted Share from Continuing Operations $ 1.22 $ 1.75 ($ 0.53) $ 4.15 $ 3.93 $ 0.22

2017 Sales Change (YOY) Items Q4 Sales FY Sales 2016 $ 544 $ 1,993 Foreign currency translation 13 (2) Sales volume / mix (43) (4) Defense Technologies energetic incident 18 15 2017 $ 532 $ 2,002 Dollars in millions

2017 Segment Sales Change (YOY) Total ESL Avionics & Controls Sensors & Systems Advanced Materials Q4 FY Q4 FY Q4 FY Q4 FY Organic Sales¹ (8.0)% (0.2)% (13.8)% (3.6)% 2.9% 4.8% (12.3)% (1.6)% FX 2.4% (0.1)% 3.0% 1.3% 3.0% (0.5)% (0.1)% (2.3)% Energetic Incident 3.3% 0.8% 0.0% 0.0% 0.0% 0.0% 16.4% 3.7% YOY Change (2.3)% 0.5% (10.8)% (2.3)% 5.9% 4.3% 4.0% (0.2)% ¹ Organic sales change represents the total reported increase/(decrease) within the company’s continuing operations less the impact of all foreign currency translation and hedging activities.

2017 Gross Margin Change (YOY) Items Q4 Gross Margin FY Gross Margin 2016 $ 194 $ 661 Foreign currency translation 7 8 Sales volume / mix (30) (6) Defense Technologies energetic incident 8 6 Other (4) (4) 2017 $ 175 $ 665 Dollars in millions

Q4 2017 Earnings Adjustment Dollars in millions, except EPS Adjustments are net of tax Q4 Earnings from Continuing Ops Diluted EPS FY Earnings from Continuing Ops Diluted EPS GAAP $ 37 $ 1.22 $ 125 $ 4.15 Advanced Displays Integration Costs and Compliance Costs 1 0.05 6 0.21 Adjusted * $ 38 $ 1.27 $ 131 $ 4.36 * See Page 1 regarding non-GAAP financial measures.

FY 2017 Free Cash Flow Reconciliation FY 2017 FY 2016 Net Earnings $ 117 $ 102 Depreciation and amortization 104 100 Change in working capital (A/R, Inventory, A/P) (22) (43) Other (6) 8 Cash flow from operations $ 193 $ 167 Capital expenditures (58) (68) Free cash flow * $ 135 $ 99 Dollars in millions; GAAP results Amounts included in Free Cash Flow FY 2017 FY 2016 Adjustments to Net Income (net of tax) * $ 6 $ 28 Loss from Discontinued Operations $ (7) $ (15) * See Page 1 regarding non-GAAP financial measures.

Q4 2017 EBITDA Q4 2017 Q4 2016 Operating Earnings from Continuing Operations¹ $ 58 $ 71 Depreciation and amortization² 27 27 EBITDA from Continuing Operations * $ 85 $ 98 Dollars in millions * See Page 1 regarding non-GAAP financial measures. ¹Operating earnings from continuing operations is earnings before interest and income taxes ²Excludes amortization of debt issuance costs, which is included in interest expense

FY 2017 EBITDA * See Page 1 regarding non-GAAP financial measures. FY 2017 FY 2016 Operating Earnings from Continuing Operations¹ $ 195 $ 170 Depreciation and amortization² 102 99 EBITDA from Continuing Operations * $ 297 $ 269 Dollars in millions ¹Operating earnings from continuing operations is earnings before interest and income taxes ²Excludes amortization of debt issuance costs of $2 million in the FY 2017 period and $1 million in the FY 2016 period, which is included in interest expense

2018 Guidance Issued FY 2018 Guidance Sales $2.025B - $2.075B GAAP EPS (diluted, continuing ops) $3.65 - $4.05 EBITDA* $290M - $310M Free Cash Flow * $105M - $130M * See Page 1 regarding non-GAAP financial measures.

2018 Guidance Assumptions Interest expense ~$30 million Tax rate ~27% ‒ 28% Assumes no significant changes in tax law in U.S., U.K., France or Canada Average diluted shares outstanding 30.2 million Noncontrolling interest of approximately $1.5 million Depreciation / Amortization expense ~$105 ‒ $110 million Cap Ex $80 ‒ $85 million R&D flat YoY at ~$103 million Total SG&A expected to be approximately 19% of sales

Share Repurchase Update # Shares In thousands $ Value In millions $ Authorization Remaining In millions FY 2014 269 $ 30.3 FY 2015 2,562 259.5 FY 2016 305 18.7 FY 2017 - - Total since inception * 3,136 $ 308.5 $ 91.5 * $400 million total authorization for share repurchase.

Appendix

Q4 2017 Adjusted Gross Margin and EBIT * * See Page 1 regarding non-GAAP financial measures

Q4 2016 Adjusted Gross Margin and EBIT * * See Page 1 regarding non-GAAP financial measures

YTD 2017 Adjusted Gross Margin and EBIT * * See Page 1 regarding non-GAAP financial measures

YTD 2016 Adjusted Gross Margin and EBIT * * See Page 1 regarding non-GAAP financial measures